The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Depositary, the U.S. Forwarding Agent and the Information Agent can assist you in completing this Letter of Transmittal (see the back page of this document for addresses and telephone numbers).

LETTER OF TRANSMITTAL

FOR COMMON SHARES OF

ZI CORPORATION

Pursuant to an Offer dated November 26, 2008,
as amended on December 3, 2008
made by

NUANCE COMMUNICATIONS, INC.

USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2.	YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC AND DO NOT HAVE AN AGENT’S MESSAGE; OR

3.	YOU PREVIOUSLY DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (CALGARY TIME) ON JANUARY 2, 2009 (THE “EXPIRY TIME”), UNLESS EXTENDED OR WITHDRAWN BY THE OFFEROR

This Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for common shares (the “Common Shares”) of Zi Corporation (“Zi”) deposited pursuant to the offer dated November 26, 2008, as amended on December 3, 2008 (the “Offer”) made by Nuance Communications, Inc. (the “Offeror”), a Delaware corporation, to purchase for cash all of the issued and outstanding Common Shares, other than the Common Shares owned by the Offeror and any affiliate, including any Common Shares which may become issued and outstanding after the date of the Offer but before the Expiry Time upon the exercise of any warrants, options or other rights to acquire Common Shares existing as of the date of the commencement of the Offer.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer to Purchase (including the Summary Term Sheet and Glossary) and the accompanying Circular dated November 26, 2008, as amended on December 3, 2008 (the “Offer to Purchase and Circular”) have the meanings ascribed to them in the Offer to Purchase and Circular.

Holders of Common Shares (“Shareholders”) may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-Entry Transfer”, provided that a Book-Entry Confirmation (and in the case of a book-entry transfer to an account maintained by the Depositary at DTC, either an Agent’s Message in respect thereof or a properly completed Letter of Transmittal) and any other required documents are received by the Depositary at or prior to the Expiry Time.

Shareholders who wish to deposit Common Shares but whose certificate(s) for such Common Shares are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis or who are unable to deliver the certificate(s) and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time must deposit their Common Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR U.S. FORWARDING AGENT, AS APPLICABLE. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:     Nuance Communications, Inc.

AND TO:	Computershare Investor Services Inc. (the “Depositary”) or Computershare Trust Company N.A. (the “U.S. Forwarding Agent”), at their offices set out herein

The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares upon the terms and conditions of the Offer. The following are the details of the enclosed certificate(s):

Certificate Number(s)	Name in which Registered	Number of Shares Deposited*

(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

*	Unless otherwise indicated, all Common Shares evidenced by any certificate(s) submitted to the Depositary or the U.S. Forwarding Agent will be deemed to have been tendered in the Offer. See Instruction 7, “Partial Deposits”.

The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that (i) the undersigned or the person on whose behalf a book-entry transfer is made into the Depositary’s account at CDS or, in the case of a book-entry transfer into the Depositary’s account at DTC, on whose behalf an Agent’s Message is transmitted has full power and authority to deposit, sell, assign and transfer the Common Shares being deposited pursuant to this Letter of Transmittal (the “Deposited Shares”) and any Other Securities (as defined below) being deposited; (ii) the undersigned or the person on whose behalf a book-entry transfer is made into the Depositary’s account at CDS or, in the case of a book-entry transfer into the Depositary’s account at DTC, on whose behalf an Agent’s Message is transmitted owns the Deposited Shares and any Other Securities; (iii) the Deposited Shares and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares and Other Securities, to any other person; (iv) the deposit of the Deposited Shares and Other Securities complies with applicable laws; and (v) when the Deposited Shares and Other Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of the Deposited Shares and the Offeror in accordance with the terms and conditions of the Offer.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-Entry Transfer”) delivers to you the enclosed Common Share certificate(s)

representing the Deposited Shares and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Common Shares, including any and all Other Securities.

If, on or after the date of the Offer, Zi should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Common Shares that is payable or distributable to the Shareholders on a record date that precedes the date of transfer of such Common Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of Zi in respect of Common Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”:

(a)	in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Common Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Common Share payable by the Offeror pursuant to the Offer, the cash purchase price per Common Share, as the case may be, pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

(b)	in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and

(c)	in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Common Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire cash consideration payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value thereof as determined by the Offeror in its sole discretion.

The undersigned irrevocably constitutes and appoints each officer of the Depositary and each officer of the Offeror and any other person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Common Shares registered in the name of the undersigned on the books of Zi and deposited pursuant to the Offer and purchased by the Offeror (the “Purchased Securities”), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights, warrants, assets or other interests (collectively, “Other Securities”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 10 of the Offer to Purchase, “Adjustment; Liens”.

The power of attorney granted upon execution of this Letter of Transmittal or in connection with a book-entry transfer of Common Shares into the Depositary’s account at CDS or the transmission of an Agent’s Message in connection with a book-entry transfer into the Depositary’s account at DTC shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and re-substitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to (i) register or record the transfer and/or cancellation of Purchased Securities and Other Securities on the registers of Zi; (ii) transfer ownership of the Purchased Securities on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any person or persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of Zi; (iv) execute, endorse and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Transmittal.

The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of Shareholders or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies and other authorizations (including, without, limitation, all appointments of any agent, attorney or attorney in fact) or consents given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies or authorizations or consents may be given by such person with respect thereto.

The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Shares, to mail a cheque payable in U.S. funds to such Shareholder representing the cash payment for such securities to which such Shareholder is entitled. Unless the undersigned instructs the Depositary to hold the cheque for pick-up by checking the appropriate box below, the cheque will be forwarded by first class mail to the undersigned at the address specified below. If no address is specified, the cheque will be forwarded to the address of the holder as shown on the share register maintained by or on behalf of Zi. Should any Deposited Shares not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Shares.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En utilisant la version anglaise de la lettre d’envoi, le soussigné est réputé demander que tout contrat découlant de l’offre acceptée au moyen de la présente lettre d’envoi et tous les documents connexes soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

BLOCK A
ISSUE CHEQUE IN THE NAME OF:
(please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Social Insurance or Tax Identification Number)

BLOCK B
SEND CHEQUE TO (Unless Block “C” is checked):

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BLOCK C

☐	HOLD CHEQUE FOR PICK-UP (at place of deposit)

Signature guaranteed by (if required under Instruction 4):

Authorized Signature

Name of Guarantor (please print or type)

Address (please print or type)

Dated:

Signature of Shareholder or Authorized Representative
(See Instruction 5)

Name of Shareholder (please print or type)

Name of Authorized Representative (please print or type)
(if applicable)

BLOCK D

Please review carefully and complete the following boxes, as appropriate.
☐ CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)

Name of Registered Holder	Date of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

BLOCK E
INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

(Firm)	(Registered Representative)	(Telephone Number)

☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED	☐ CHECK HERE IF DISKETTE TO FOLLOW

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	This Letter of Transmittal (or a manually signed facsimile thereof) together with accompanying certificate(s) representing the Deposited Shares (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-Entry Transfer”, a Book-Entry Confirmation of a book-entry transfer of the Deposited Shares into the Depositary’s account at DTC) and all other documents required by the terms of the Offer to Purchase and this Letter of Transmittal must be received by the Depositary or the U.S. Forwarding Agent at any of their respective offices specified on the back cover page of this Letter of Transmittal (except in the case of delivery of a Book-Entry Confirmation, which must be received by the Depositary at its office in Toronto, Ontario) no later than 5:00 p.m. (Calgary time) on January 2, 2009, being the Expiry Time, unless the Offer is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Common Shares and all other required documents is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary or the U.S. Forwarding Agent, as applicable. The Offeror recommends that all such documents be delivered by hand to the Depositary or the U.S. Forwarding Agent and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

(c)	Shareholders whose Common Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.	Procedure for Guaranteed Delivery

If a Shareholder wishes to deposit Common Shares pursuant to the Offer and (i) the certificate(s) representing such Common Shares are not immediately available, (ii) the Shareholder cannot complete the procedure for book-entry transfer on a timely basis or (iii) the Shareholder is not able to deliver the certificate(s) and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b)	a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular (or a facsimile thereof), properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and

(c)	the certificate(s) representing all deposited Common Shares, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) relating to such Common Shares, with any required signature guarantees, or a Book-Entry Confirmation with respect to the deposited Common Shares (and in the case of a book-entry transfer into the Depositary’s account at DTC, either a properly completed and duly executed Letter of Transmittal or an Agent’s Message) and all other documents required by the Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery at or prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Date.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at its office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying Common Share certificate(s) to any office other than the Toronto, Ontario office does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory

Organization of Canada, members of the Financial Industry Regulatory Authority or banks or trust companies in the United States.

3.	Signatures

This Letter of Transmittal must be completed and signed by the registered holder of Deposited Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Zi or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, the Depositary or the U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.	Delivery Instructions

If any cheque(s) are to be sent to or, in respect of partial deposits of Common Shares, certificates representing Common Shares are to be returned to someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled “Registration and Payment Instructions”, then Block B on this Letter of Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of Zi. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.	Partial Deposits

Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificates representing Common Shares not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by Zi, complete Block B of this Letter of Transmittal.

8.	Solicitation

Identify the dealer or broker, if any, who solicited acceptance of the Offer by completing Block E on this Letter of Transmittal. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.

9.	Important Tax Information

United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares must provide the Depositary with his correct Taxpayer Identification Number (“TIN”). If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, a holder of Common Shares may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding on any payment made to a U.S. Shareholder (or person acting on behalf of a U.S. Shareholder) with respect to Common Shares deposited, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number or TIN (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

Each depositing U.S. person is required to provide the Depositary with a correct TIN and with certain other information on Substitute Form W-9, which is attached below, and to certify under penalties of perjury that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.

The TIN is generally the U.S. person’s U.S. Social Security number (if such person is an individual) or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Common Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Common Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Shareholder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Shareholder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

If you are a Shareholder that is not a U.S. person, you are required to furnish the appropriate series of IRS Form W-8 to avoid backup withholding, generally an IRS Form W-8BEN, a copy of which is enclosed herein. Other series of IRS Form W-8 may be found on the IRS website at www.irs.gov. Non-U.S. Shareholders are urged to consult their tax advisors to determine the appropriate series of IRS Form W-8 to submit to the Depositary. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder’s regular U.S. federal income tax liability, and any amount over-withheld generally will be refundable to the shareholder if the shareholder properly files a U.S. federal income tax return.

Each holder of Common Shares is urged to consult such holder’s own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

10.	Stock Transfer Taxes

Except as otherwise provided in this Instruction 10, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Common Shares not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for Common Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased unless evidence satisfactory to the Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

11.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable. All depositing Shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

(e)	The Offeror will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Common Shares pursuant to the Offer except as otherwise contemplated by the Offer to Purchase (other than to the Depositary, the U.S. Forwarding Agent and the Information Agent).

(f)	Before completing this Letter of Transmittal you are urged to read the accompanying Offer to Purchase and Circular.

(g)	All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any deposit of Common Shares will be determined by the Offeror, in its sole discretion, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject (a) any and all deposits of Common Shares determined by it not to be in proper form and (b) the acceptance of cash payments which may, in the opinion of the Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive (i) any of the conditions of the Offer or (ii) any defect or irregularity in any deposit of Common Shares. No deposit of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

(h)	Additional copies of the Offer to Purchase and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary, the U.S. Forwarding Agent or the Information Agent at the addresses listed below.

12.	Lost Certificates

If a Common Share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Zi’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Common Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or Zi’s transfer agent may contact you.

13.	Assistance

The Depositary, the U.S. Forwarding Agent or the Information Agent (see back cover page for their respective addresses and telephone numbers) will be able to assist you in completing this Letter of Transmittal. Shareholders whose Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATE(S) FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

INSTRUCTIONS AND RULES — FOR U.S. SHAREHOLDERS ONLY

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

TO BE COMPLETED BY TENDERING U.S. SHAREHOLDERS (OR OTHER PAYEES)

Payer’s Name:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part I — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number on the appropriate line below. (If awaiting TIN, write “Applied For”.) Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Name

Social Security Number

OR

Employer Identification Number

Business Name

Please check appropriate box
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership          ☐ Other

Address

City, State, Zip Code

Part II — For Payees exempt from backup withholding, check the Exempt box below, and complete the Substitute Form W-9. For a list of exempt payees, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt ☐

Part III — Certification — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature	Date

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

Name.  If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.  You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(0(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.	An international organization or any of its agencies or instrumentalities,

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a), and

13.	A financial institution.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding.

Exempt payees should file the Substitute Form W-9 with the payer, furnish your taxpayer identification number and check the box marked “exempt” in Part II of the form.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if applicable). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.

Note:  See the chart below for further clarification of name and TIN combinations

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note:  Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Part II — Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requestor

For this type of account:	Give name and SSN/TIN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform. Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or single-owner LLC	The owner(3)

6. A valid trust, estate, or pension trust	Legal entity(4)

7. Corporate or LLC electing corporate status on Form 8832	The corporation

8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form **W-8BEN**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	Instead, use Form:
• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)	W-8ECI or W-8EXP
Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*	
• A person acting as an intermediary	W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate. | Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate. | Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of ______________ within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article ________ of the treaty identified on line 9a above to claim a ________% rate of withholding on (specify type of income): ______________.
Explain the reasons the beneficial owner meets the terms of the treaty article: ______________

____

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, **and**

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ► ______________ Signature of beneficial owner (or individual authorized to sign for beneficial owner) | Date (MM-DD-YYYY) | Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 2-2006)

Printed on Recycled Paper

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail P.O. Box 7021 31 Adelaide St E Toronto, ON Canada M5C 3H2 Attention: Corporate Actions	By Registered Mail, by Hand or by Courier 100 University Avenue 9th Floor Toronto, ON Canada M5J 2Y1 Attention Corporate Actions	Enquiries Toll-Free Number: 1-800-564-6253 Local Number: 1-514-982-7555 Email: corporateactions@computershare.com

Calgary

By Registered Mail, by Hand or by Courier

Western Gas Tower
Suite 600, 530 – 8th Avenue S.W.
Calgary AB
Canada T2P 3S8
The US. Forwarding Agent is:

Computershare Trust Company N.A.

By Mail	By Registered Mail, by Hand or by Courier

P.O. Box 43011 Providence, RI 02940-3014 United States Attention: Corp Act CPU Canada	250 Royall Street Canton, MA 02021 United States Attention: Corp Act CPU Canada

The Information Agent for the Offer is:

In Canada:	In the United States:
100 University Avenue 11th Floor, South Tower Toronto, Ontario M5J 2Y1 Call Toll Free: (800) 733-6209	199 Water Street – 26th Floor New York, NY 10038 Banks and Brokers Call: (212) 440-9800 Shareholders Call Toll Free: (800) 733-6209

Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.